UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 06, 2023

BOXSCORE BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41594	22-3956444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Putnam Ave. Suite 400

Greenwich, Connecticut 06830

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 800-998-7962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       Effective 06 March 2023, the Board of Directors (the “Board”) of BoxScore Brands, Inc. (the “Company”) accepted the voluntary resignation of Ross Saldarini as chief financial officer and principal financial officer. There was no dispute or disagreement with Mr. Saldarini as his resignation was voluntary as Mr. Saldarini decided to pursue other opportunities.

(c)       Effective 06 March 2023, the Board appointed David E. Graber (51) as the Company’s Co-CEO and Chairman of the Board. Mr. Graber was initially appointed to the Board of the Company in February, 2017, and since then has at various times served as the Company’s CEO and CFO, and has continued to serve on the Board of the Company since July, 2022.

Effective 06 March 2023, the Board designated Sebastian Lux (51) as the Company’s Co-CEO and Interim CFO. Mr. Lux has served as our CEO since July, 2022, and has previously served as our Interim CFO.

The Board will consider and determine a compensation arrangement and agreement for both Mr. Graber and Mr. Lux as appropriate considering their respective positions. There is no material plan, contract, arrangement, or understanding (whether or not written) pursuant to which either Mr. Graber or Mr. Lux was appointed as an officer, and each is expected to serve in his respective capacity up to and until the Board decides otherwise. There are no family relationships between either Mr. Graber or Mr. Lux with any director or executive officer of the Company, and there are no related party transactions between the Company and either Mr. Graber or Mr. Lux which would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release containing the announcement of Mr. Graber and Mr. Lux is attached hereto as Exhibit 99.1.

ITEM 8.01	Other Events.

On 06 March 2022 the Company issued a press release announcing that the Company has appointed Mr. Graber and Mr. Lux as Co-CEOs. A copy of the press release is included herewith as Exhibit 99.1 and the information in the press release is incorporated by reference into this Item 8.01.

ITEM 9.01	Financial Statements And Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press Release published on 06 March 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 10 March 2023	BOXSCORE BRANDS, INC.

	BY:	/S/ SEBASTIAN LUX
Sebastian Lux,
Co-Chief Executive Officer